Exhibit 99.2

DTE Energy®

3Q 2011

Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30	December 31
(in Millions)	2011	2010
ASSETS
Current Assets
Cash and cash equivalents	$46	$65
Restricted cash, principally Securitization	73	120
Accounts receivable (less allowance for doubtful accounts of $168 and $196, respectively)
Customer	1,206	1,393
Other	121	402
Inventories
Fuel and gas	567	460
Materials and supplies	209	202
Deferred income taxes	130	139
Derivative assets	109	131
Regulatory assets	201	58
Other	249	197

	2,911	3,167

Investments
Nuclear decommissioning trust funds	893	939
Other	527	518

	1,420	1,457

Property
Property, plant and equipment	22,312	21,574
Less accumulated depreciation, depletion and amortization	(8,890)	(8,582)

	13,422	12,992

Other Assets
Goodwill	2,020	2,020
Regulatory assets	3,940	4,058
Securitized regulatory assets	618	729
Intangible assets	74	67
Notes receivable	124	123
Derivative assets	59	77
Other	192	206

	7,027	7,280

Total Assets	$24,780	$24,896

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30	December 31
(in Millions, Except Shares)	2011	2010
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$708	$729
Accrued interest	121	111
Dividends payable	99	95
Short-term borrowings	275	150
Current portion long-term debt, including capital leases	247	925
Derivative liabilities	114	142
Other	536	597

	2,100	2,749

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,702	6,114
Securitization bonds	479	643
Trust preferred-linked securities	289	289
Capital lease obligations	27	43

	7,497	7,089

Other Liabilities
Deferred income taxes	3,076	2,632
Regulatory liabilities	1,040	1,328
Asset retirement obligations	1,560	1,498
Unamortized investment tax credit	68	75
Derivative liabilities	62	110
Liabilities from transportation and storage contracts	73	83
Accrued pension liability	680	866
Accrued postretirement liability	1,216	1,275
Nuclear decommissioning	141	149
Other	258	275

	8,174	8,291

Commitments and Contingencies

Equity
Common stock, without par value, 400,000,000 shares authorized, 169,250,934 and 169,428,406 shares issued and outstanding, respectively	3,418	3,440
Retained earnings	3,698	3,431
Accumulated other comprehensive loss	(146)	(149)

Total DTE Energy Company Equity	6,970	6,722
Noncontrolling interests	39	45

Total Equity	7,009	6,767

Total Liabilities and Equity	$24,780	$24,896

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended
	September 30
(in Millions)	2011	2010
Operating Activities
Net income	$563	$483
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	752	775
Deferred income taxes	123	173
Asset losses, reserves and impairments, net	—	5
Changes in assets and liabilities, exclusive of changes shown separately	48	73

Net cash from operating activities	1,486	1,509

Investing Activities
Plant and equipment expenditures — utility	(968)	(743)
Plant and equipment expenditures — non-utility	(61)	(75)
Proceeds from sale of assets, net	13	28
Restricted cash for debt redemption, principally Securitization	47	33
Proceeds from sale of nuclear decommissioning trust fund assets	69	179
Investment in nuclear decommissioning trust funds	(97)	(204)
Consolidation of VIEs	—	19
Investment in Millennium Pipeline Project	—	(49)
Other	(55)	(22)

Net cash used for investing activities	(1,052)	(834)

Financing Activities
Issuance of long-term debt	908	595
Redemption of long-term debt	(1,161)	(660)
Short-term borrowings, net	126	(307)
Issuance of common stock	—	26
Repurchase of common stock	(18)	—
Dividends on common stock	(289)	(265)
Other	(19)	(32)

Net cash used for financing activities	(453)	(643)

Net Increase (Decrease) in Cash and Cash Equivalents	(19)	32
Cash and Cash Equivalents at Beginning of Period	65	52

Cash and Cash Equivalents at End of Period	$46	$84

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2011	2010	2011	2010
Operating Revenues	$1,517	$1,444	$3,949	$3,798

Operating Expenses
Fuel and purchased power	553	484	1,348	1,217
Operation and maintenance	352	325	1,012	960
Depreciation and amortization	215	230	619	644
Taxes other than income	63	54	182	180
Asset (gains) and losses, net	(1)	—	13	(1)

	1,182	1,093	3,174	3,000

Operating Income	335	351	775	798

Other (Income) and Deductions
Interest expense	74	83	218	241
Interest income	—	(1)	—	(1)
Other income	(9)	(10)	(30)	(27)
Other expenses	14	6	26	23

	79	78	214	236

Income Before Income Taxes	256	273	561	562

Income Tax Expense	98	108	214	219

Net Income	$158	$165	$347	$343

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2011	2010	2011	2010
Operating Revenues	$156	$167	$1,074	$1,142

Operating Expenses
Cost of gas	35	36	526	575
Operation and maintenance	91	96	294	271
Depreciation and amortization	22	20	66	68
Taxes other than income	11	11	42	42

	159	163	928	956

Operating Income (Loss)	(3)	4	146	186

Other (Income) and Deductions
Interest expense	16	17	47	50
Interest income	(1)	(2)	(5)	(6)
Other income	(2)	(2)	(5)	(5)
Other expenses	3	—	4	3

	16	13	41	42

Income (Loss) Before Income Taxes	(19)	(9)	105	144

Income Tax Expense (Benefit)	(8)	(4)	37	51

Net Income (Loss)	$(11)	$(5)	$68	$93

DTE Energy Debt/Equity Calculation
As of September 30, 2011
($ millions)

Short-term borrowings	$275
Current portion of long-term debt, including capital leases	247
Mortgage bonds, notes and other	6,702
Securitization bonds, excluding current portion	479
Capital lease obligations	27
Other adjustments	305
less Securitization bonds, including current portion	(643)
50% Trust preferred-linked securities	144
Total debt	7,536

50% Trust preferred-linked securities	144

Total preferred/ other	144

Equity	6,970

Total capitalization	$14,650

Debt	51%
Preferred	1%
Common shareholders’ equity	48%

Total	100%

Sales Analysis — 3Q 2011
Electric Sales — Detroit Edison Service Area (GWh)

	3Q 2011	3Q 2010	% Change
Residential	4,863	5,034	-3%
Commercial	4,759	4,730	1%
Industrial	2,606	2,357	11%
Other	782	798	-2%

	13,010	12,919	1%
Choice	1,393	1,289	8%

TOTAL SALES	14,403	14,208	1%

Electric Revenue — Detroit Edison Service Area ($000s)

	3Q 2011	3Q 2010	% Change
Residential	665,301	653,756	2%
Commercial	478,457	459,441	4%
Industrial	186,946	164,850	13%
Other	50,035	49,605	1%

	1,380,739	1,327,652	4%
Choice	26,160	28,167	-7%

TOTAL REVENUES	1,406,899	1,355,819	4%

Gas Sales — MichCon Service Area (MMcf)

	3Q 2011	3Q 2010	% Change
Residential	7,123	6,058	18%
Commercial	1,531	1,491	3%
Industrial	110	120	-8%

	8,764	7,669	14%
End User Transportation*	25,722	28,469	-10%

TOTAL SALES	34,486	36,138	-5%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	3Q 2011	3Q 2010	% Change
Residential	85,932	84,929	1%
Commercial	17,442	18,719	-7%
Industrial	886	1,092	-19%

	104,261	104,740	0%
End User Transportation*	30,332	29,494	3%

TOTAL REVENUES	134,593	134,235	0%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	3Q 2011	3Q 2010	% Change
Actuals	793	758	5%
Normal	537	537

Deviation from normal	48%	41%
Heating Degree Days
MichCon service territory

	3Q 2011	3Q 2010	% Change
Actuals	142	136	4%
Normal	128	129

Deviation from normal	11%	5%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	3Q 2011	3Q 2010
MichCon	1	—
Colder weather increased MichCon’s earnings by $1M Q3 2011

Sales Analysis — YTD September 30, 2011
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2011	YTD 2010	% Change
Residential	12,358	12,301	0%
Commercial	12,750	12,660	1%
Industrial	7,353	7,438	-1%
Other	2,343	2,398	-2%

	34,804	34,797	0%
Choice	4,104	3,675	12%

TOTAL SALES	38,908	38,472	1%

Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2011	YTD 2010	% Change
Residential	1,679,205	1,592,910	5%
Commercial	1,283,431	1,239,498	4%
Industrial	520,634	499,546	4%
Other	148,199	140,063	6%

	3,631,469	3,472,017	5%
Choice	77,671	78,898	-2%

TOTAL REVENUES	3,709,140	3,550,915	4%

Gas Sales — MichCon Service Area (MMcf)

	YTD 2011	YTD 2010	% Change
Residential	68,913	60,460	14%
Commercial	17,204	16,246	6%
Industrial	613	449	37%

	86,730	77,155	12%
End User Transportation*	104,788	100,113	5%

TOTAL SALES	191,518	177,268	8%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	YTD 2011	YTD 2010	% Change
Residential	677,691	693,160	-2%
Commercial	162,262	181,127	-10%
Industrial	5,105	4,477	14%

	845,058	878,764	-4%
End User Transportation*	154,747	142,609	9%

TOTAL REVENUES	999,805	1,021,373	-2%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2011	YTD 2010	% Change
Actuals	1,035	1,066	-3%
Normal	730	730

Deviation from normal	42%	46%
Heating Degree Days
MichCon service territory

	YTD 2011	YTD 2010	% Change
Actuals	4,416	3,772	17%
Normal	4,144	4,197

Deviation from normal	7%	-10%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2011	YTD 2010
MichCon	11	(11)
Colder weather increased MichCon’s earnings by $11M YTD 2011

Detroit Edison Temperature Normal Sales Analysis -
September 30, 2011
Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	3Q 2011	3Q 2010	% Change
Residential	4,183	4,379	-4%
Commercial	4,484	4,524	-1%
Industrial	2,577	2,337	10%
Other	782	798	-2%

	12,026	12,038	0%
Choice	1,336	1,245	7%

TOTAL SALES	13,362	13,282	1%

Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	YTD 2011	YTD 2010	% Change
Residential	11,484	11,531	0%
Commercial	12,431	12,382	0%
Industrial	7,320	7,408	-1%
Other	2,343	2,398	-2%

	33,578	33,718	0%
Choice	4,036	3,614	12%

TOTAL SALES	37,614	37,332	1%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	3Q 2011	3Q 2010	% Change
Residential	4,183	4,379	-4%
Commercial	5,364	5,407	-1%
Industrial	3,033	2,698	12%
Other	782	798	-2%

TOTAL SALES	13,362	13,282	1%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	YTD 2011	YTD 2010	% Change
Residential	11,485	11,531	0%
Commercial	14,915	14,743	1%
Industrial	8,872	8,660	2%
Other	2,343	2,398	-2%

TOTAL SALES	37,614	37,332	1%